Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ James Dimon
James Dimon
Director, Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Linda B. Bammann
Linda B. Bammann
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ James A. Bell
James A. Bell
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Crandall C. Bowles
Crandall C. Bowles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/. Stephen B. Burke
Stephen B. Burke
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ James S. Crown
James S. Crown
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Timothy P. Flynn
Timothy P. Flynn
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Laban P. Jackson, Jr.
Laban P. Jackson, Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Michael A. Neal
Michael A. Neal
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Lee R. Raymond
Lee R. Raymond
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ William C. Weldon
William C. Weldon
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Marianne Lake
Marianne Lake
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, MARIANNE LAKE, MATTHEW E. ZAMES, JOHN S. HORNER, STEPHEN M. CUTLER, NEILA B. RADIN, ANTHONY J. HORAN and ROBERT C. VINCENT, III, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i)  shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) debt securities or guarantees of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities, currency or other types of warrants, (v) convertible or exchangeable debt securities, (vi) depositary shares representing interests in securities or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney the undersigned may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 24, 2016.

/s/ Mark W. O’Donovan
Mark W. O’Donovan
Managing Director and Corporate Controller
(Principal Accounting Officer)

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